UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 7, 2023, Vanda Pharmaceuticals Inc. (“Vanda”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Actelion Pharmaceuticals Ltd. (“Janssen”), a Johnson & Johnson Company, pursuant to which Vanda acquired from Janssen the U.S. and Canadian rights for PONVORY® (ponesimod). PONVORY® is a once-daily oral selective sphingosine-1-phosphate receptor 1 modulator, indicated to treat adults with relapsing forms of multiple sclerosis, to include clinically isolated syndrome, relapsing-remitting disease and active secondary progressive disease.

Under the terms of the Purchase Agreement, Vanda acquired certain assets (the “Purchased Assets”) comprising the exclusive right to market and sell PONVORY® within the U.S. and Canada (the “Territory”). The Purchased Assets include applicable intellectual property pertaining to the marketing and sale of PONVORY® in the Territory, including patents, copyrights and trademarks. In addition, Vanda acquired records pertaining to the historical sales and distribution of PONVORY® in the Territory, as well as quality control and pharmacovigilance records and other related records. Vanda assumed certain liabilities within the Territory pertaining to PONVORY® to the extent such liabilities arise after the closing of the acquisition. Vanda made an upfront payment of $100 million to Janssen as consideration for the Purchased Assets. The closing of the transaction took place simultaneously with signing.

The Purchase Agreement includes customary representations, warranties and covenants, as well as standard mutual indemnities covering losses arising from any material breach of the Purchase Agreement or inaccuracy of representations and warranties. Janssen has agreed to indemnify Vanda against losses arising from its activities prior to the closing, and Vanda has agreed to indemnify Janssen against losses arising from Vanda’s activities pertaining to PONVORY® after the closing.

Simultaneously and in connection with the Purchase Agreement, the parties have also entered into certain supporting agreements, including a customary transitional services agreement, pursuant to which, during a transition period, Janssen will continue PONVORY® operations and Vanda and Janssen will transition regulatory and supply responsibility for PONVORY® to Vanda.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed with the U.S. Securities and Exchange Commission as an Exhibit to Vanda’s Annual Report on Form 10-K for fiscal year ending December 31, 2023.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 of this Current Report on Form 8-K is herein incorporated by reference.

Item 8.01	Other Events.

On December 7, 2023, Vanda issued a press release announcing the acquisition of PONVORY® and related matters, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including, but not limited to statements regarding the parties’ obligations under the transitional services agreement are “forward-looking statements” under the securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based upon current expectations and assumptions that involve risks, changes in circumstances and uncertainties. Important factors that could cause actual results to differ materially from those reflected in Vanda’s forward-looking statements include, among others, Janssen’s ability to continue POVNORY® operations during the transition period, and the parties’ ability to transition regulatory and supply responsibility for PONVORY® to Vanda. Therefore, no assurance can be given that the results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Vanda. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the various risks and uncertainties that affect Vanda’s business and market, particularly those identified in the “Cautionary Note Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vanda’s most recent Annual Report on Form 10-K, as updated by Vanda’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vanda cautions investors not to rely too heavily on the forward-looking statements Vanda makes or that are made on its behalf. The information in this Current Report on Form 8-K is provided only as of the date of this Current Report, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

If financial statements are required by this Item, they will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

If pro forma financial statements are required by this Item, they will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Vanda Pharmaceuticals Inc. dated December 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2023	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
		Name:	Timothy Williams
		Title:	Senior Vice President, General Counsel and Secretary